Exhibit 99.1

PRESS RELEASE

For Immediate Distribution

Agape ATP Corporation Signs Strategic Partnerships Agreement to

Advance Global Energy and Infrastructure Initiatives

Collaborations with Global Strategic Solutions and BM Trading Services target petroleum trade, energy transition, and infrastructure development across SEA, Africa and Eastern Europe

KUALA LUMPUR, JULY 8, 2025 – NASDAQ-listed AGAPE ATP Corporation (“ATPC”) through its subsidiary ATPC Green Energy Sdn. Bhd., has entered into a strategic partnership agreement (“Strategic Partnership Agreement”) with Global Strategic Solutions LLC (“GSS”) and BM Trading Services Company Limited (“BMT”), marking a significant step in ATPC’s expansion into large-scale energy and infrastructure development across key emerging markets. This trilateral alliance marks a significant step toward scaling up petroleum trade, energy transition, and infrastructure collaboration across Southeast Asia and key emerging markets.

(L-R) A Magedaragamage, Director of Global Strategic Solutions LLC; Sean McDonald, Managing Director of EMEA Agency Solutions at Sabre Corporation; Luke David, Director of Global Strategic Solutions LLC; Prof Dato’ Sri Dr How Kok Choong, Founder and Global Group CEO of Agape ATP Corporation; Vinn D, Founder and Director and Liam Elshout, International Sales of BM Trading Services Company Limited (link)

(L-R) John Spillane, Commodities Manager and Liam Elshout, International Sales of BM Trading Services Company Limited; Sean McDonald, Managing Director of EMEA Agency Solutions at Sabre Corporation; Vinn D, Founder and Director of BM Trading Services Company Limited; Prof Dato’ Sri Dr How Kok Choong, Founder and Global Group CEO of Agape ATP Corporation; A Magedaragamage, Director and Luke David, Director of Global Strategic Solutions LLC(link)

GSS is a U.S.-based strategic advisory and consulting firm specializing in digitalization, infrastructure, and government engagement. With deep expertise in identifying, planning, and executing large-scale projects, GSS partners with governments, international organizations, and private sector leaders to deliver impactful solutions in emerging markets.

BMT is a Vietnam-based company that focuses on enabling trade, building strategic alliances, and aligning cross-border business initiatives. With a solid footprint across Southeast Asia, BMT is dedicated to bridging Vietnamese business opportunities with international markets especially in sectors such as energy, logistics, infrastructure, construction, and project management.

Under the agreement, ATPC will provide engineering, procurement, and construction services, technical advisory, and access to advanced clean energy and petroleum trading infrastructure, GSS will lead project identification, due diligence, government and investor engagement, and overall strategy alignment across multi-jurisdictional projects. BMT will serve as on-ground commercial facilitator in Vietnam, supporting deal structuring, regulatory navigation, and local execution in sectors including diesel (EN590), Jet Fuel A1, hybrid energy, digitalization, and logistics infrastructure. The alliance will focus on select markets across Southeast Asia, Africa, and Eastern Europe, identified as high-potential regions for sustainable development, petroleum flows, and technology-driven infrastructure.

Prof. Dato’ Sri Dr How Kok Choong, Founder and Global Group CEO of ATPC (link)

Prof Dato’ Sri Dr How Kok Choong, the Founder and Global Group CEO of ATPC commented, “These partnerships with GSS and BMT represents a powerful synergy that will enable the organizations to tackle complex energy and infrastructure challenges while accelerating the adoption of sustainable solutions in emerging markets. By combining our technical, operational, and strategic strengths, we are well-positioned to deliver transformative projects that improve lives and drive economic growth.”

The Strategic Partnership Agreement includes an initial exclusivity period of three years, during which both parties will collaborate exclusively on projects within the agreed territories. This exclusivity automatically renews for successive one-year periods, solidifying a long-term commitment to mutual success.

Luke David, Executive Director of GSS, stated, “This partnership with ATPC opens exciting opportunities to implement energy and infrastructure solutions that address pressing needs in underserved markets. By leveraging our combined expertise and networks, we can drive sustainable development and create meaningful impact for communities across Southeast Asia, Africa, and Eastern Europe.”

Mr. Vinn D, Founder and Director of BMT, stated, “We are honored to become a strategic partner to ATPC and are fully aligned in vision, integrity, and execution. Together, we aim to accelerate Vietnam’s participation in high-trust, high-value petroleum transactions across the region.”

This strategic alliance underscores ATPC’s commitment to global growth, building on its core businesses in healthcare, wellness, oil and gas trading, and renewable energy, while enhancing its ability to deliver large-scale, socially impactful projects worldwide.

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FORWARD-LOOKING STATEMENT

Certain statements contained in this press release about future expectations, plans, and prospects, as well as any other statements regarding matters that are not historical facts, may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These statements include, but are not limited to, statements relating to the expected benefits and outcomes of the partnerships announced by AGAPE ATP Corporation (“ATPC”) and the potential for medical innovations and healthcare advancements through these collaborations. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “will,” “would,” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Forward-looking statements are not guarantees of future performance and involve risks and uncertainties that may cause actual results to differ materially from the Company’s expectations discussed in the forward-looking statements. These statements are subject to uncertainties and risks including, but not limited to, the Company’s ability to execute its strategies, manage growth, and maintain its corporate culture; the Company’s future business development, financial conditions, and results of operations; expectations regarding demand for and market acceptance of our products and services; changes in technology; economic conditions; reputation and brand; the impact of competition and pricing; government regulations; fluctuations in general economic and business conditions in Malaysia and the international markets the Company plans to serve, and assumptions underlying or related to any of the foregoing and other risks contained in reports filed by the Company with the SEC. For these reasons, among others, investors are cautioned not to place undue reliance upon any forward-looking statements in this press release. Any forward-looking statements contained in this press release speak only as of the date hereof, and AGAPE ATP Corporation specifically disclaims any obligation to update any forward-looking statement, whether as a result of new information, future events, or otherwise, except as required by law.

About AGAPE ATP Corporation

Agape ATP Corporation (ATPC) is dedicated to enhancing the quality of life and promoting sustainable development. With a strong foundation built on two core business pillars, ATPC specialises in the provision of health and wellness products that caters to the diverse needs of its customers, ensuring their well-being and vitality. Additionally, APTC delivers comprehensive energy-saving solutions that empower companies to drive sustainability initiatives, reduce energy consumption, and achieve their sustainability goals.

For more information, visit www.agapeatpgroup.com.

Issued By: Koa International Sdn. Bhd. on behalf of Agape ATP Corporation

For more information, please contact:

Jazzmin Wan

Tel: +60 17-289 4110

Email: j.wan@swanconsultancy.biz

Mandy Tan

Tel: +60 16-477 2257

Email: m.tan@swanconsultancy.biz

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